AMENDMENT NUMBER FOUR

                                       to

                           FAIRFIELD COMMUNITIES, INC.

                           SAVINGS/PROFIT SHARING PLAN
                           ---------------------------

                           (effective January 1, 1997)


         THIS AMENDMENT to the Fairfield Communities, Inc. Savings/Profit Sharing Plan (the "Plan"), which Plan was originally effective March 1, 1976, was restated effective July 1, 1994, and was amended effective January 1, 1995, January 1, 1996 and September 20, 1996, is hereby entered into effective as of January 1, 1997.

         WHEREAS, it is desirable to amend the Plan in compliance with the Small Business Job Protection Act of 1996; and

         WHEREAS, Fairfield Communities, Inc., by resolutions adopted at a duly convened meeting of its Board of Directors held on October 21, 1997, in accordance with the provisions of Section 11.3 of the Plan, adopted the following amendments to the Plan, effective as of January 1, 1997;

         NOW, THEREFORE,  Sections 1.1(A)(7),  (16) and (17) and 2.2, 3.1(D) and
(E) and 3.2, 4.1(D), 7.2, 8.1(C),  8.3(A), 8.5 and 8.6(e) of the Plan are hereby amended, effective January 1, 1997, to provide as follows:

         SECTION 1.1(A)(7)
         -----------------
                  "Compensation" shall mean the amounts payable to an Employee by the Employer for services rendered as reported on the Employee's Federal income tax withholding statement (Form W-2) or its subsequent equivalent.

                  Any amounts that would have been includable in the Employee's Compensation as described above if they had not received special tax treatment because they were deferred by the Employee through a salary reduction agreement shall be added to the amount described above and included in the Employee's "Compensation" for purposes of the Plan.

                  The annual Compensation of each Employee taken into account under the Plan shall not exceed $200,000 or such other amount as may be specified by the Secretary of the Treasury pursuant to his duties under ss.401(a)(17) of the Code. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with ss.401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning the such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitations under ss.401(a)(17) of the Code shall mean the OBRA `93 annual compensation limit set forth in this provision.

                  If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         SECTION 1.1(A)(16)
         ------------------

         "Highly Compensated Employee" shall mean any Employee who --

                           (A) was a 5-percent owner (as defined in Code ss.416(i)(l)) at any time during the Plan Year or the preceding Plan Year, or

                           (B)   had    compensation   (as   defined   in   Code
                  ss.415(c)(3)) from Employer in excess of $80,000 for the preceding Plan Year.

                  The $80,000 amount under subsection (B) above shall be adjusted at the same time and in the same manner as under Code ss.415(d), except that the base period shall be the calendar quarter ending September 30, 1996.

                  "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee as defined above.

         SECTION 1.1(A)(17)
         ------------------

         "Hour of Service" means:

                           (a) Each  hour  for  which an  Employee  is paid,  or
                  entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

                           (b) Each  hour  for  which an  Employee  is paid,  or
                  entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Hours under this subparagraph (b) shall be calculated and credited pursuant to ss.2530.200(b)-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

                           (c) Each hour for which  back  pay,  irrespective  of
                  mitigation of damages, is either awarded or agreed to by the Employer. The same hours of service shall not be credited both under subparagraph (a) or (b), as the case may be, and under this subparagraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

                           (d) Hours of  service  credited  to  Employees  whose
                  compensation is not determined on the basis of certain amounts for each hour worked during a given period and whose hours are not required to be counted and recorded by a separate federal statute such as the Fair Labor Standards Act shall be at the rate of 190 hours of service for each month that the Employee is entitled to be credited with at least one "hour of service" under the provisions of this section.

                           In addition,  an Employee will be credited with Hours
                  of Service for any period not previously credited above during which he is on an Employer approved leave of absence as described in Section 2.2 hereof provided he returns to the employment of the Employer immediately after the expiration of such leave or within 120 days, or such longer period as may be prescribed by applicable law, after first becoming eligible for discharge from military service and having returned from such leave remains in the employment of the Employer for at least 30 days. Such credit shall be based on a 40-hour week or, if different, on the Employee's normally schedule hours per week. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss.414(u).

                           Solely for the purpose of determining  whether or not
                  the Employee has incurred a Break in service, if the Employee is absent from the service of the Employer due to (a) the pregnancy of the Employee, (b) the birth of a child of the

                  Employee, (c) the placement of a child with the Employee in connection with the adoption of such child by such Employee or
                  (d) caring for such chid described in (b) or (c) above for a period beginning immediately following such birth or placement, the Employee shall be credited during such absence with no less than the number of Hours of Service required to avoid incurring a Break in Service either (i) during the Plan Year in which the absence began if the Employee would otherwise have incurred a Break in Service in such Plan Year or (ii) in the Plan Year next following the Plan Year in which the absence began in all other cases.

         SECTION 2.2
         -----------

         LEAVE OF ABSENCE AND TERMINATION OF SERVICE
         -------------------------------------------

                  Any absence from the active service of the Employer by reason of an approved absence granted by the Employer because of accident, illness, layoff with the right of recall or military service, or for any other reason on the basis of a uniform policy applied by the Employer without discrimination, will be considered a leave of absence for the purposes of the Plan and will not terminate an Employee's service provided he returns to the active service of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

                  Absence from the active service of the Employer because of compulsory engagement in military service will be considered a leave of absence granted by the Employer and will not terminate the service of an Employee if he returns to the active service of the Employer within the period of time during which he has reemployment rights under any applicable Federal law or within 120 days from and after discharge or separation from such compulsory engagement if no Federal law is applicable. No provision of this section or in the Plan shall require reemployment of any employee whose active service with the Employer was terminated by reason of military service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss.414(u).

                  If the Employee does not return to the active service of the Employer at or prior to the expiration of his leave of absence as above defined, his service will be considered terminated as of the date on which his leave expired or such earlier date of his resignation, quit, discharge or death; provided, however, that if any such Employee, who is on a leave of absence for any reason other than military service and who was a Participant in the Plan on the date on which his leave began, is prevented from his timely return to the active service of the Employer because of his Total and Permanent Disability or his death, he shall be treated for the purposes of Section 4.3 hereof as though he returned to active service immediately preceding the date of his Total and Permanent Disability or his death.

                  In the event that an Employee's service with the Employer is interrupted because of any absence from the active service of the Employer which is not deemed a leave of absence as defined above, his service will be considered terminated as of the date of his retirement, quit, discharge, resignation or death or with respect to any other absence, the date on which he last performed an Hour of Service.

                  In the event that an Employee's service with the Employer is not interrupted because of his retirement, quit, discharge, resignation or death or because of a leave of absence as defined above but such Employee is credited with less than 501 Hours of Service during any Plan Year prior to his attainment of the age of 65 years, exclusive of the Plan Year during which his Employment Commencement Date occurred and exclusive of the Plan Year during which he retires, quits, is discharged, resigns or dies, the service of such Employee shall be deemed for the purposes of the Plan to have been terminated as of the day immediately preceding the first day of such Plan Year during which he was credited with less than 501 Hours of Service. In the event that such an Employee is credited with 1,000 or more Hours of Service during any subsequent Plan Year, he shall be deemed for the purposes of the Plan to have reentered the service of the Employer on the first day of such subsequent Plan Year during which he was credited with 1,000 or more Hours of Service, and his Employment Commencement Date shall be such first day of such subsequent Plan Year.

                  Transfers of an Employee's service among the Employers and Designated Nonparticipating Employers shall not be deemed interruptions of his service and shall not constitute a termination of service for the purposes of the Plan.

         SECTION 3.1(D) AND (E)
         ----------------------

                  (D) Crediting and Depositing  Salary  Deferral  Contributions:
                      ---------------------------------------------------------
         The Salary Deferral Contributions to the Plan shall be paid by the Employer to the Trustee as promptly as practicable after they are deducted from the Participant's Compensation (but in any event not later than the 15th business day of the month following the month in which the contributions are deducted) and shall be credited to the Participant's Salary Deferral Contribution Account no later than the Accounting Date next following the date the contributions were deducted in accordance with Section 7.3 hereof. The Participant's Salary Deferral Contribution Account shall at all times be 100% vested and, except as provided in Section 8.5 hereof with respect to certain permissible in-service withdrawals, Section 14 with respect to Plan Loans and Section 11.4 with respect to termination or partial termination of the Plan, distribution of such account shall be made in accordance with the provisions of Section 8 hereof.

                  (E) Salary Deferral Contributions Subject to Nondiscrimination
                      ----------------------------------------------------------
         Requirements  of  ss.401(k)  of the Code:  For any given  Plan Year the
         ----------------------------------------
         "average deferral percentage" (as defined herein) for all Eligible Employees who are Highly Compensated Employees for such Plan Year may not exceed the greater of:

                           (a) One and  one-quarter  (1.25)  times the  "average
                  deferral percentage" for all Eligible Employees who are Non-highly Compensated Employees for the preceding Plan Year; or

                           (b) Two (2.0) times the "average deferral percentage"
                  for all Eligible Employees who are Non-highly Compensated Employees for the preceding Plan Year, but not more than the sum of (i) 2% and (ii) the "average deferral percentage" for all Eligible Employees who are Non-highly Compensated Employees.

         An individual "deferral percentage" is calculated for each Eligible Employee each Plan Year by dividing his Salary Deferral Contributions, if any, to the Plan during the Plan Year by his Compensation for that portion of the Plan Year during which he was a Participant in the Plan. The "average deferral percentage" for the Highly Compensated Employees and the "average deferral percentage" for the Non-highly Compensated Employees are then determined by adding up the individual deferral percentages for the applicable group and dividing by the number of Eligible Employees in such group. For purposes of this Section 3.1(E), Eligible Employee includes any Employee eligible to elect to have Salary Deferral Contributions withheld from his compensation pursuant to Section 3.1(A) above, whether or not such election is exercised.

                  If the Committee determines that a Participant's Salary Deferral Contributions under Section 3.1(A) hereof for any Plan Year would cause the Plan to fail to meet the nondiscrimination requirements of this subsection (E) or ss.401(k) of the Code and the regulations thereunder, then the Committee shall take any or all of the following preventive measures as, in its sole discretion, it deems necessary to avoid such discrimination:

                  (1) From time to time during such Plan Year, reduce (or suspend, if necessary) the rate of Salary Deferral Contributions for the remainder of the Plan Year of those Participants who are Highly Compensated Employees (such reduction first to apply to the highest rate on a uniform basis to all such Participants who are contributing the highest rate, and so on, in descending order from the highest rate); or

                  (2) Distribute any Excess Deferrals (defined herein) plus any income allocable thereto, no later than the last day of the Plan Year immediately following the Plan Year in which such Excess Deferrals were made, to those Highly Compensated Employees to whose accounts Salary Deferral Contributions were allocated for such Plan Year in which the excess occurred, on the basis of the amount of Salary Deferral Contributions by, or on behalf of, each of such Employees. Such distribution must be designated by the Employer as a distribution of Excess Deferrals and allocable income. "Excess Deferrals" shall mean, with respect to any Plan Year, the aggregate amount of Salary Deferral Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under this subsection (E), determined by reducing deferrals made on behalf of Highly Compensated Employees in order of the actual deferral amounts beginning with the highest of such amounts. ANY MATCHING CONTRIBUTIONS DETERMINED UNDER SECTION 4.1(B) BELOW MADE OR ALLOCATED ON ACCOUNT OF AN EXCESS DEFERRAL SHALL BE FORFEITED AND REALLOCATED AS PROVIDED IN SECTION 8.2(B); SUCH
              ---------
          FORFEITURE SHALL BE EFFECTED PRIOR TO THE APPLICATION OF SECTION 4.1(D) BELOW. Excess Deferrals shall be treated as Annual Additions under Section 7.2 of the Plan; or

                  (3) Take such other action as may be permissible under regulations published under ss.401(k) of the Code to avoid such discrimination.

         The Committee shall establish such rules and give such directions to the Trustee as shall be appropriate to carry out the above provisions of this section. In any event, the following special rules shall be applicable in administering the provisions of this subsection (E):

                  (a) The deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions allocated to his account under two or more arrangements described in ss.401(k) of the Code that are maintained by the Employer, shall be determined as if such Contributions were made under a single arrangement.

                  (b) If two or more plans which include arrangements described in Code ss.401(k) are aggregated for purposes of ss.ss.401(a)(4) or 410(b), such arrangements shall be treated as one such arrangement.

                  (c) The income allocable to Excess Deferrals is equal to the sum of the allocable gain or loss (i) for the Plan Year and (ii) for the period between the end of the Plan Year and the date of distribution (the "gap period") and shall include unrealized appreciation in assets held in the Trust Fund. The income allocable to Excess Deferrals for the Plan Year shall be determined by multiplying the income allocable to the Participant's Salary Deferral Contributions for the Plan Year by a fraction, the numerator of which is the Excess Deferrals on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's total account balance attributable to Salary Deferral Contributions on the last day of the preceding Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The income allocable to Excess Deferrals for the gap period shall be determined in accordance with the Safe Harbor Method referred to in the Treasury regulations under ss.401(k) of the Code.

         SECTION 3.2
         -----------

         PARTICIPANT'S CONTRIBUTIONS
         ---------------------------

                  Participants are not required to make contributions to the Plan. However, subject to the limitations of Sections 4.1(D) and 7.2 hereof, and to such rules of uniform application as the Committee may adopt, each Participant may elect to make optional contributions to the Plan of an amount not to exceed 10% of his Compensation as received by him while a Participant. The Committee shall have the power to establish uniform and nondiscriminatory rules and from time to time to modify or change such rules governing the manner and method by which the Participant's contributions shall be made. A Participant's Contributions made under the Plan shall at all times be 100% vested.

                  To the extent Participant's Contributions are permitted, they may be made by payroll deduction, which the Participant shall authorize the Employer to make on written authorization forms approved and designated by, and filed with, the Committee. Any such authorization to make the contributions by payroll deduction shall be effective for the first pay period commencing on or after the January 1st, April 1st, July 1st or October 1st following the Committee's receipt of the payroll deduction authorization.

                  The right of a Participant to elect to contribute to the Plan is entirely optional and the Participant may accordingly change his rate of contributions to the Plan, subject to the maximum rates specified above, or he may suspend such contributions, effective as soon as administratively practicable as of any payroll period subsequent to filing proper written authorization. Not more than one change in his rate of contributions shall be made within a calendar quarter and having once suspended contributions, a Participant may not resume contributions until the following calendar quarter after such contributions were suspended.

                  The Participant Contributions to the Plan shall be paid by the Employer to the Trustee as promptly as practicable after they are received by Employer or deducted from the Participant's Compensation (but in any event not later than the 15th business day of the month following the month in which the contributions are received or deducted).

         SECTION 4.1(D)
         --------------

                  Employer  Matching and  Participant  Contributions  Subject to
                  --------------------------------------------------------------
         Nondiscrimination  Requirements of ss.401(m) of the Code. For any given
         --------------------------------------------------------
         Plan Year, the "average
          contribution percentage" (as defined herein) for all Eligible Employees who are Highly Compensated Employees for such Plan Year may not exceed the greater of:

                           (a) One and  one-quarter  (1.25)  times the  "average
                  contribution percentage" for all Eligible Employees who are Non-highly Compensated Employees for the preceding Plan Year; or

                           (b) Two (2.0) times the "average contribution percentage" for all eligible Employees who are Non-highly
                  Compensated Employees for the preceding Plan Year, but not more than the sum of (i) 2% and (ii) the "average contribution percentage" for all Eligible Employees who are Non-highly Compensated Employees.

                  An individual "contribution percentage" is calculated for each Eligible Employee each Plan Year by dividing the total of his Matching and Participant Contributions determined under Sections 3.2 and 4.1 and allocated to him, if any, during the Plan Year by his Compensation for that portion of the Plan Year during which he was a Participant in the Plan. The "average contribution percentage" for the Highly Compensated Employees and the "average contribution percentage" for the Non-highly Compensated Employees are then determined by adding up the individual contribution percentages for the applicable group and dividing the number of Eligible Employees in such group. For purposes of this
         Section 4.1(D), Eligible Employee includes any Employee eligible to elect to have Salary Deferral Contributions or Participant Contributions withheld from his Compensation, whether or not such election is exercised.

                  If the Committee determines that a Participant's Matching or Participant Contributions for any Plan Year would cause the Plan to fail to meet the nondiscrimination requirements of this subsection (D) or ss.401(m) of the Code and the regulations thereunder (including Regulation ss.1-401(m)-2(b)), then the Committee (subject to the order of priority specified below in subparagraph (2)) shall take any or all of the following preventive measures as, in its sole discretion, it deems necessary to avoid such discrimination:

                  (1) From time to time reduce (or suspend, if necessary) the rate of Matching and/or Participant Contributions for the remainder of the Plan Year of those Participants who are Highly Compensated
         Employees (such reduction first to apply to the highest rates on a uniform basis to all such Participants who are making or receiving the highest percentages of Matching or Participant Contributions, and so on, in descending order from the highest percentage); or

                  (2) Excess Contributions (as defined herein) plus any income allocable thereto, first shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of the Plan Year immediately following the Plan Year in which such Excess

          Contributions were made, to those Highly Compensated Employees to whose accounts Matching or Participant Contributions were allocated for such Plan Year in which the excess occurred, on the basis of the amount of Excess Contributions by, or on behalf of, each of such Employees. Such distributions must be designated by the Employer as a distribution of Excess Contributions and allocable income. "Excess Contributions" shall mean, with respect to any Plan Year, the aggregate amount of Matching and/or Participant Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under this subsection (D), determined by reducing Matching and/or Participant Contributions made on behalf of Highly Compensated Employees in order of the actual contribution amounts beginning with the highest of such amounts. Excess Contributions shall be treated as Annual Additions under Section 7.2 of the Plan. The extent to which a Participant's Excess Contribution shall be forfeitable under this subparagraph (2) shall be determined by multiplying the total amount of Matching Contributions comprising such Excess Contribution by the Participant's non-vested percentage determined in accordance with
          Section 4.3 of the Plan, if applicable. Forfeitures of Excess Contributions shall be reallocated as provided in Section 8.2(B); or

                  (3) Take such other action as may be permissible under regulations published under ss.401(m) of the Code to avoid such discrimination.

         The Committee  shall  establish such rules and give such  directions to the Trustee as shall be  appropriate  to carry out the above  provisions of this section.  In any event,  the  following  special  rules shall be  applicable  in administering the provisions of this subsection (D):

                  (a) The contribution percentage for any Participant who is a Highly Compensated Employee and who is eligible to participate in two or more plans that are maintained by the Employer to which employee contributions, matching contributions, or both, are made, shall be determined as if such contributions were made under a single plan.

                  (b) In the event that the Plan satisfies the requirements of ss.410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of ss.410(b) of the Code only if aggregated with this Plan, then this section shall be applied by determining the contribution percentages of Participants as if all such plans were a single plan.

                  (c) The income allocable to Excess Contributions is equal to the sum of the allocable gains or loss (i) for the Plan Year and (ii) for the period between the end of the Plan Year and the date of distribution (the "gap period") and shall include unrealized appreciation in assets held in the Trust Fund. The income allocable to Excess

          Contributions shall be determined by multiplying the income or loss allocable to the Participant's Matching and/or Participant Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's total account balance attributable to Matching and/or Participant Contributions on the last day of the preceding Plan Year, reduced by gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The income allocable to Excess Contributions for the gap period shall be determined in accordance with the Safe Harbor Method referred to in the Treasury regulations under ss.401(m) of the Code.

                  (d) The  determination  of  Excess  Contributions  under  this
         Section 4.1(D) shall be made only after first determining the amount, if any, of Excess Deferrals under Section 3.1(E) above.

         SECTION 7.2
         -----------

                  MAXIMUM ANNUAL ADDITION ON BEHALF OF ANY PARTICIPANT
                  ----------------------------------------------------
          DURING ANY LIMITATION YEAR
          --------------------------

               (A) The term "annual addition" as used herein means the sum for any Limitation Year of:

                           (1) The amount of the  Participant's  Salary Deferral
                  Contributions, Employer's Contributions and forfeitures, if any, allocated on his behalf for the Limitation Year;

                           (2) Any salary deferral contributions, employer contributions and forfeitures allocated on his behalf under all other Defined Contribution Plans of the Controlled Group Members; and

                           (3) Any "after-tax" participant  contributions by the
                  Participant for such Limitation Year under the Plan and all other Defined Contributions Plans of the Controlled Group Members.

                  (B) Any provisions herein to the contrary notwithstanding, in no event shall the annual addition of a Participant during any Limitation Year exceed the maximum limitation for Defined Contribution Plans as specified in ss.415(c) of the Code. In determining the maximum annual addition that may be allocated on behalf of any Participant during any Limitation Year, all Defined Contribution Plans, whether or not terminated, of all Controlled Members are to be treated as one Defined Contribution Plan. The proportion of the maximum annual addition applicable to all such Defined Contribution Plans of such Controlled Group Members during any Limitation Year shall be determined on a pro rata basis depending upon the amount of the annual addition that would have otherwise been allocated on his behalf under each such Defined Contribution Plan during such Limitation Year if the restriction of this Section 7.2 did not apply. The term "IRC 415 Compensation" shall have the meaning assigned in ss.415 of the Code and regulations issued with respect thereto. Such compensation shall include (i) earned income (including earned income from sources outside the United States, as defined in ss.911(b) of said Code, whether or not excludable from gross income under ss.911 or deductible under ss.913 of said Code), wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), (ii) amounts described in ss.ss.104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the Participant, (iii) amounts described in ss.105(d) of the Code, whether or not these amounts are excludable from the gross income of the Participant under that section of said Code, (iv) amounts paid or reimbursed by the employer for moving expenses incurred by the Participant, but only to the extent that these amounts are not deductible by the Participant under ss.217 of the Code, (v) the value of a nonqualified stock option granted to the Participant by the employer, but only to the extent that the value of the stock option is includable in the gross income of the Participant for the taxable year in which granted, (vi) the amount includable in the gross income of the Participant upon making the election described in ss.83(b) of the Code and (vii) any amounts received by the Participant pursuant to an unfunded non-qualified plan in the year such amounts are includable in the gross income of the Participant. Such compensation shall exclude
          (i) contributions by the employer to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed, (ii) contributions by the employer under a simplified employee pension plan to the extent such contributions are deductible by the Participant, (iii) any distribution from a plan of deferred compensation that is qualified pursuant to ss.401(a) of the Code, (iv) amounts realized from the exercise of a nonqualified stock option, (v) amounts realized when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (vi) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, (vii) other amounts which received special tax benefits and (viii) contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in ss.403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Participant). Effective January 1, 1998, the term "IRC 415 Compensation" shall include (i) any elective deferral (as defined in Code ss.402(g)(3)), and (ii) any amount which is contributed or deferred by Employer at the election of a Participant and which is not includable in gross income by reason of Code ss.ss.125 or 457. Notwithstanding the foregoing, the annual Compensation of each Participant under this Section 7.2 shall not exceed $200,000 or such other amount as may be specified by the Secretary of the Treasury pursuant to his duties under ss.401(a)(17) of the Code.

                           Maximum  Annual   Addition  Due  to  Restrictions  of
                           -----------------------------------------------------
                  ss.415(c) of the Code:  The total annual  addition  (the total
                  ---------------------
                  applicable to all such Defined Contribution Plans of the Controlled Group Members) which may be allocated on behalf of a Participant during any Limitation Year shall not exceed an amount equal to the lesser of:

                                    (a) $30,000 or, if greater, one-fourth (1/4)
                           of the defined benefit dollar limitation set forth in ss.415(b)(1)(A) of the Code as in effect as of the last day of such Limitation Year; or

                                    (b) An  amount  equal  to 25% of the IRC 415
                           Compensation which the Participant received from the Controlled Group Members during such Limitation Year.

                  (C) The above limitations are intended to comply with the provisions of ss.415 of the Code so that the maximum benefits provided by plans of the Controlled Group Members shall be exactly equal to the maximum amounts allowed under ss.415 of the Code and the regulations issued thereunder which are hereby incorporated by reference. If there is any discrepancy between the provisions of this Section 7.2 and the provisions of ss.415 of the Code and the regulations issued thereunder, such discrepancy shall be resolved so as to give full effect to the provisions of ss.415 of said Code.

                  (D) In the event that the Participant's annual addition under the Defined Contribution Plans for any Limitation Year is restricted as a result of the above provisions of this section, that portion or all of the annual addition allocable to the Participant under the Plan for such Limitation Year which is required to reduce the amount of the annual addition to the amount permitted under Section 7.2(B) above shall be eliminated by:

                           (1) First, his Salary Deferral  Contributions  and/or
                  Participant's Contributions, including any gains attributable thereto, to the extent that the return would reduce the amount by which the annual addition exceeds such limits, shall be returned to the Participant; and

                           (2) Second, by holding unallocated in a special account, called the "Unallocated Limitation Account" to the extent necessary, that portion or all of the Participant's allocable share of the Employer's Matching and/or Profit Sharing Contributions for the Plan Year, for subsequent allocation with such Contributions for the next succeeding Plan Year (or, if necessary, Plan Years).

                  The Unallocated Limitation Account shall not be adjusted for gains or losses as of any Valuation Date.

                  Provided,  however,  that the provisions of this  subparagraph
         (D) shall apply only to the extent such annual addition has not been reduced to the amount permitted under Section 7.2(B) above by first applying any similar provisions for reducing such excess annual additions under any other Defined Contribution Plans of the Controlled Group Members in which the Participant also is an active participant.

         SECTION 8.1(C)
         --------------

                  Notwithstanding any other provision herein, the Initial Distribution Date of a Participant shall not be later than the end of the Plan Year in which he retires or attains age 70-1/2, whichever is later, and the disbursement of his Distribution Account shall be made or begun by April 1 of the following calendar year; provided, however, that the Initial Distribution Date of a Participant who is a 5% owner (as defined in Code ss.416(i)(l)) shall not be later than the end of the Plan Year in which he attains age 70-1/2, and the disbursement of his Distribution Account shall be made or begun by April 1 of the following calendar year. If any Participant under this subsection (C) continues in service after his Initial Distribution Date, he shall be treated in the same manner as though he had retired and had been reemployed on his Initial Distribution Date and had elected to continue to receive distributions of his account during his period of reemployment.

         SECTION 8.3(A)
         --------------

                  On or after each Participant's Initial Distribution Date, after all adjustments to his accounts required as of that date shall have been made, distribution of his vested interest, if any, as determined under Section 4.3 above shall be made, subject to the provisions below, as soon after such Initial Distribution Date as administratively feasible, to or for the benefit of the Participant, or, in the event of his death either before, at or after his Initial Distribution Date, to or for the benefit of his Beneficiary, by any of the following methods, as elected by the Participant, or, if the Participant is not then living, as elected by his Beneficiary, provided, however, that: (1) any distribution to the Participant that commences prior to his attainment of the age of 65 years shall require written consent of the Participant within 90 days of the date of any such distribution if his vested interest in his accounts exceeds $3,500; and (2) any distribution shall commence no later than 60 days after the end of the Plan Year following the later of (a) the 65th anniversary of the Participant's date of birth or (b) the date of termination of his service, unless the Participant elects a later distribution date (which shall not extend beyond April 1st following the calendar year in which he attains age 70-1/2 or retires, whichever is later; provided, however, that for 5% owners distributions must commence no later than April 1st following the calendar year in which the Participant attains age 70-1/2):

                           (1) by payment in  cash  or in  kind  (other than an
                  annuity  contract) of a single-sum amount; or

                           (2) by payment in a series of cash  installments,  in
                  equal amounts or otherwise, spread over a fixed period of years.

         Provided,   a  Participant   shall   receive  an  immediate   lump  sum
         distribution of the vested portion of his Accounts, if such vested amounts do not exceed $3,500.

         SECTION 8.5
         -----------

         WITHDRAWALS WHILE STILL EMPLOYED
         --------------------------------

                  A Participant may, after attaining age 70-1/2 and while still employed by the Employer, make a withdrawal of all or any part of his accounts under the Plan.

                  A Participant may, before attaining age 70-1/2 and while still employed by the Employer, make a withdrawal of all or any part of those accounts described below, subject to the following restrictions:

                           (1) Withdrawals may be made as soon as administratively practicable after filing proper authorization, and/or such other dates as may be established by the Committee, after all adjustments have been made to the accounts as described in Section 7.1 hereof.

                           (2) All  withdrawals  are subject to the  Participant
                  having filed a written application with the Committee.

                                    (3) All withdrawals  shall be in the form of
                  a lump-sum cash payment and the amounts withdrawn shall be debited from the Participant's accounts as of the date the payment is made.

                                    (4) Except as provided  below, a Participant
                  may withdraw all or any portion of (i) his Salary Deferral Contribution Account, (ii) the vested portion of his Matching or Profit Sharing Contribution Accounts or (iii) his Rollover Contribution Account, only in the event that he furnishes satisfactory evidence to the Committee that the withdrawal is on account of "hardship". For this purpose, a distribution shall be on account of hardship only if it both (i) is made on account of an immediate and heavy financial need of the Participant and (ii) is necessary to satisfy such financial need. For the determination of hardship, the Committee shall adhere to the following rules:

                                    (a) A distribution will be deemed to be made
                           on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

                                                  (i) Medical expenses described
                                    in ss.213(d) of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in ss.152 of the Code) or necessary for such persons to obtain medical care described in ss.213(d) of the Code;

                                                 (ii)  Purchase     (excluding
                                    mortgage   payments)   of   a    principal
                                    residence for the Participant;

                                                (iii)  Payment  of  tuition  and
                                    related educational fees for the next 12 months of post-secondary education for the Participant, his or her spouse, children or dependents; or

                                                 (iv)  The need to  prevent  the
                                    eviction   of  the   Participant   from  his
                                    principal  residence or  foreclosure  on the
                                    mortgage  of  the  Participant's   principal
                                    residence.

                                    (b) A  distribution  will  be  deemed  to be
                           necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                                                  (i) The distribution is not in
                                    excess of the amount of the immediate and heavy financial need of the Participant which may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                                                 (ii)   The    Participant   has
                                    obtained  all   distributions,   other  than
                                    hardship distributions, and all non-taxable loans currently available under all plans maintained by the Employer;

                                                (iii) The  Participant's  Salary
                                    Deferral Contributions under Section 3.1 of the Plan shall be suspended for twelve (12) months after the Participant's receipt of the hardship distribution; and

                                                 (iv) The Participant's  maximum
                                    annual deferral determined under ss.402(g) of the Code and Section 3.1(A) of the

                                     Plan for  the  Participant's calendar year
                                     immediately  following  the  taxable  year
                                     of the   hardship   distribution  shall be
                                     reduced by the amount of such Participant's
                                     Salary   Deferral  Contributions  for  the
                                     taxable year of the hardship distribution.

                                    Provided,  however,  that the  provisions of
                           (b)(ii) - (iv) shall not apply if the Participant's withdrawal under this Section 8.5(4) does not include any portion of his Salary Deferral Contribution Account.

                                    Notwithstanding  the above  language of this
                           paragraph (4) of this Section 8.5, income allocable to a Participant's Salary Deferral Contribution Account may not be withdrawn pursuant to a hardship withdrawal.

                           (5) A Participant may withdraw, as soon as administratively practicable after filing proper authorization, all or any part of the optional contributions previously made by him in accordance with Section 3.2 hereof (but not to exceed the net credit balance in his Participant's Contribution Account at the time of withdrawal). A Participant may not, however, withdraw the proportionate share of net interest and gains, if any, previously credited to his Participant's Contribution Account. Said interest and gains will not be forfeited but will not be distributed until the Participant's Initial Distribution Date. A Participant who withdraws all or any part of his optional contributions will be considered to have suspended further optional contributions to the Plan as of the date the withdrawal of his optional contributions is deemed effective, and he cannot again make optional contributions to the Plan until at least one year has elapsed following the date of such withdrawal.

                           (6) The Committee shall establish such rules and give
                  such directions to the Trustee as shall be appropriate to effectuate the withdrawal in accordance with the terms hereof.

         SECTION 8.6(e)
         --------------

                  Timing of  Distributions.  If a  distribution  is one to which
                  ------------------------
         ss.ss.401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under ss.1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                           (i) the Administrator clearly informs the Participant
                  that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

                           (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

         IN WITNESS WHEREOF, Fairfield Communities, Inc. has caused this Amendment to be executed by its duly authorized officer.

                                                 FAIRFIELD COMMUNITIES, INC.


                                           By: /s/ Marcel J. Dumeny
                                               --------------------------------
                                                   Marcel J. Dumeny
                                                   Secretary